UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 20, 2008
Date of Report

November 17, 2008
(Date of Earliest Event Reported)

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.

(FORMERLY PETRONATIONAL CORP.)
(Exact name of Registrant as Specified in its Charter)

225 Marine Drive, Suite 210
Blaine, Washington, 98230
(Address of Principal Executive Offices)

Tel: (360) 332-0905
(Registrant's Telephone Number)

Nevada	333-129664	98-0470356
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 17, 2008, PetroNational Corp. (the “Company”) amended its Amended Articles of Incorporation to change its name from “PetroNational Corp.” to “The Custom Restaurant & Hospitality Group, Inc.”

As a result of the name change, the Company’s new trading symbol under the OTC Bulletin Board is “CRHS” effective November 20, 2008.

The text of the Company’s amendment to its Articles of Incorporation reflecting the name change is attached as Exhibit 3.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1	Amendment to Articles filed with Nevada Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.
(formerly PetroNational Corp.)

By: /s/ G. Leigh Lyons
G. Leigh Lyons, President

Dated: November 20, 2008